UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 18, 2004

THE PROVIDENCE SERVICE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50364	86-0845127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5524 East Fourth Street, Tucson Arizona	85711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(520) 747-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous Independent Auditor:

(i) On October 18, 2004, The Providence Service Corporation (the “Company”) received a notification letter from its Independent Auditor, Ernst & Young LLP (“EY”) stating that EY intends to resign as the Company’s independent auditor effective after the completion of its review of the Company’s financial statements for the quarter ended September 30, 2004. EY’s resignation became effective on November 9, 2004 after the Company filed its Form 10-Q for the quarter ended September 30, 2004.

(ii) The resignation of EY was approved by the Company’s audit committee on November 4, 2004.

(iii) During its tenure, EY issued a report on the Company’s financial statements as of December 31, 2003 and 2002, for the fiscal year ending December 31, 2003, for the six-month period ended December 31, 2002 and for each of the two fiscal years in the period ended June 30, 2002. The report of EY on the foregoing financial statements did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to any uncertainty, audit scope or accounting principles.

(iv) During the fiscal year ended December 31, 2003 and the period from January 1, 2004 to November 9, 2004, and during the six-month period ended December 31, 2002 and the two fiscal years ended June 30, 2002, there was no disagreement between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which disagreement(s), if not resolved to the satisfaction of EY would have caused them to make reference to the subject matter of the disagreement in connection with their report.

(v) During the fiscal year ended December 31, 2003 and the period from January 1, 2004 to November 9, 2004, and during the six-month period ended December 31,2002 and the two fiscal years ended June 30, 2002, there have been no reportable events with EY as set forth in Item 304 (a)(1)(v) of Regulation S-K.

(vi) The Company requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter to the Securities and Exchange Commission, dated November 9, 2004, is filed with this report on Form 8-K and is attached hereto as Exhibit 16.2.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

None

(b) Pro forma financial information.

None

(c) Exhibits.

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated October 21, 2004 *

16.2 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 9, 2004

*	Previously filed on Form 8-K with the Securities and Exchange Commission on October 22, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: November 9, 2004	By:	/S/ MICHAEL N. DEITCH
Michael N. Deitch
Chief Financial Officer

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